UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

ZIKA DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

WATERMARK GROUP, INC.
(Former name of registrant)

Nevada	000-55251	42-1768077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8160 S. Highland Drive, Salt Lake City, Utah 84093
(Address of principal executive offices) (Zip Code)

(801) 438-1001
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Wolinetz, Lafazan & Company, P.C.

(i)	On January 10, 2017, we notified Wolinetz, Lafazan & Company, P.C. ("Wolinetz") of our decision to terminate the firm as our independent registered public accounting firm.

(ii)
Wolinetz's audit report on our financial statements for the years ended April 30, 2016 and 2015, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company's ability to continue as a going concern.

(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)
Through the periods covered by the financial statements for the years ended April 30, 2016 and 2015, there have been no disagreements with Wolinetz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wolinetz would have caused them to make reference thereto in their report on the financial statements. During the interim period from May 1, 2016, to January 10, 2017, there have been no disagreements with Wolinetz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Wolinetz would have caused them to make reference thereto in their report on the financial statements.

(v)	We have authorized Wolinetz to respond fully to the inquiries of the successor accountant.

(vi)
During the year ended April 30, 2016, and the interim period through January 10, 2017, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.  Further, no information has come to the attention of Wolinetz which made it unwilling to rely upon management's representations, or made it unwilling to be associated with the financial statements prepared by management.

(vii)
We provided a copy of the foregoing disclosures to Wolinetz prior to the date of the filing of this report and requested that Wolinetz furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report.

(a)(2) New independent registered public accounting firm:

Haynie & Company CPAs

On January 9, 2017, we engaged Haynie & Company CPAs ("Haynie") of Salt Lake City, Utah, as our new independent registered public accounting firm. During the fiscal year ended April 30, 2016 and prior to January 9, 2017 (the date of the new engagement), we had not consulted with Haynie regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Haynie concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)
Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01 Financial Statements and Exhibits.

Number         Description

16.1 Letter from Wolinetz, Lafazan & Company, P.C., dated January 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIKA DIAGNOSTICS, INC.

Date:   January 11, 2017

By: /s/ Dwight H. Egan
Name: Dwight H. Egan
Title: President and Chief Executive Officer